                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002
                                                          ---------------



                             BOSTON PROPERTIES, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                                1-13087                     04-2473675
----------------------------         -------------------------      ----------------
(STATE OR OTHER JURISDICTION         (COMMISSION FILE NUMBER)       (IRS EMPLOYER
OF INCORPORATION)                                                   IDENTIFICATION NO.)


               111 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (617) 236-3300
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

ITEM 9.  REGULATION FD DISCLOSURE.

         Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in documents accompanying the Quarterly Report on Form 10-Q of Boston Properties, Inc. (the "Company") for the period ended June 30, 2002 filed with Securities and Exchange Commission on August 14, 2002 (the "Report"), each of the Chief Executive Officer and Chief Financial Officer of the Company certified to his knowledge that the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.



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


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.


                                          BOSTON PROPERTIES, INC.


Dated: August 14, 2002                    By: /s/ DOUGLAS T. LINDE
                                              ---------------------------------
                                          Name:  Douglas T. Linde
                                          Title: Chief Financial Officer


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